POWER OF ATTORNEY

The undersigned officers and trustees of FRANKLIN MUTUAL SERIES FUND INC. (the "Registrant") hereby appoint BRUCE G. LETO, KAREN L. SKIDMORE, MURRAY L. SIMPSON, BARBARA J. GREEN, DAVID P. GOSS, STEVEN J. GRAY and BRADLEY TAKAHASHI (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

      The undersigned officers and trustees hereby execute this Power of Attorney as of the 25TH day of FEBRUARY, 2003.


/s/David J. Winters                             /s/Edward I. Altman
----------------------------------              --------------------------
David J. Winters,                               Edward I. Altman, Ph,D.,
Chairman of the Board, President and            Trustee
Chief Executive Officer-Investment
Management


/s/Ann Torre Grant                              /s/Burton J. Greenwald
-----------------------------------             ---------------------------
Ann Torre Grant,                                Burton J. Greenwald,
Trustee                                         Trustee


/s/Andrew H. Hines, Jr.                         /s/William J. Lippman
-----------------------------------             ---------------------------
Andrew H. Hines, Jr.,                           William J. Lippman,
Trustee                                         Trustee


/s/Bruce A. MacPherson                          /s/Fred R. Millsaps
-----------------------------------             ----------------------------
Bruce A. MacPherson,                            Fred R. Millsaps,
Trustee                                         Trustee


/s/Charles Rubens, II                           /s/Leonard Rubin
-----------------------------------             ----------------------------
Charles Rubens, II,                             Leonard Rubin,
Trustee                                         Trustee


/s/Robert E. Wade                               /s/Ann M. Tatlock
------------------------------------            ----------------------------
Robert E. Wade,                                 Ann M. Tatlock,
Trustee                                         Trustee


/s/Jimmy D. Gambill                             /s/Bruce Rosenberg
------------------------------------            ----------------------------
Jimmy D. Gambill,                               Bruce Rosenberg,
Chief Executive Officer-Finance                 Chief Financial Officer
and Administration                              and Treasurer